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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               APPONLINE.COM, INC.
                               -------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                                                11-2558192
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(State of Incorporation)                                    (IRS Employer
                                                          Identification No.)

        520 Broadhollow Road                                  11747
         Melville, New York                                  (Zip Code)
(Address of principal executive offices)


If this form relates to the           If this form relates to the
registration of a class of            registration of a class of  securities
securities pursuant to Section        pursuant to Section 12(g) of the
12(b) of the Exchange Act and         Exchange Act and is effective
is effective pursuant to              pursuant to General Instruction A.(d),
General Instruction A.(c),            please check the following box.  [ ]
please check the following
box.  [X]

Securities Act registration statement file number to which this form relates:
     n/a

Securities to be registered pursuant to Section 12(b) of the Act:
     Common Stock, $.001 par value

Securities to registered pursuant to Section 12 (g) of the Act:
     None.

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Item 1.  Description of Registrant's Securities to be registered.
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                           The information contained under the heading entitled
                           "DESCRIPTION OF SECURITIES" - "Common Stock," of the Prospectus included in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-46147), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

Item 2.  Exhibits.
         --------

Not applicable.




                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               APPONLINE.COM, INC.
                                               (Registrant)


Dated:   September 3, 1999                      By:  /s/Edward Capuano
                                                     Edward Capuano
                                                     Chief Executive Officer